Contract of Guarantee with a Maximum Amount

(Natural Person as a gurantor)

Contract No.: Changxing 2010 Ren Bao 003

Guarantor A: Zhejiang Changxing Chisen Xinguangyuan Co., Ltd.

Business Lisence No. 330522000009387

Legal Representative: Xu Keyong

Domicile: Changxing

Domicile: Changxing Tel.: 6029148 Zip Code: 313100

Financial institution account: Bank of China

Facsimile: 6029148

Lender: Bank of China Ltd. Changxing County Sub-branch

Legal Representative: HE Jie Qin

Domicile: Changxing Zip Code: 313100

Tel.: 6026438 Facsimile: 6029905

In order to guarantee the fulfillment of the debt under the Master Contract as specified in Article 1 hereof, the Guarantor is willing to provide guarantee to Lender. Both Parties hereby agree as follows through negotiations on the basis of equality. Unless otherwise stipulated herein, the terms herein shall have the meanings as ascribed to them in the Master Contract.

Article 1 Master Contract

The Master Contract of this Contract is:

The contracts signed by and between Lender and Borrower Changxing Chisen Electric Co., Ltd. from Jan 6, 2011 to Jan 6, 2012 regarding the loan, trade financing, letter of guarantee, capital business and other credit business contract (together "Single Contracts) and the amendment or supplement thereto, which stipulate that they are the Master Contract under this Contract.

Article 2 Principal Lender's Right and Its Term

Unless the term is otherwise stipulated or agreed in accordance with the law, during the following term, the debt actually occurred under the Master Contract constitutes the principal Lender's right hereunder:

Jan 6, 2011 to Jan 6, 2012 as stipulated in Article 1 hereof.

Article 3 The Maximum Amount under the Guarantee

1. The maximum amount of the principal under the guarantee hereof is:

Currency: Renminbi

(In words): 100 Million Only

(In numbers): RMB100, 000,000

2. On the date of expiration of the term of the principal Lender's right as specified in Article 2 of this Contract, where it is determined to belong to the principal Lender's right guaranteed hereunder, the interest on the principal of such Lender's right (including the statutory interest, agreed interest, compound interest, penalty interest), liquidated damages, damage, the fees for the fulfillment of the Lender's right (including but not limited to litigation fees, attorney's fees, arbitration fees, public notarization fees), enforcement fees, appraisal fees, auction fees, service fees, public announcement fees), the losses caused to Lender due to breach of Borrower and all the other payable fees shall also be the guaranteed Lender's right. The specific amount shall be determined when it is settled.

The sum of the Lender's right amount determined according to the two paragraphs above is the maximum Lender's right amount guaranteed hereunder.

Article 4 Modes of Guarantee

The guarantee hereunder shall be the 1st item.

1. Guarantee with the joint and several liabilities.
2. General guarantee liabilities.

Article 5 Occurrence of the Guarantee Liability

In the event that Borrower fails to make the settlement to Lender on any normal repayment date under the Master Contract or advance repayment date as agreed, Lender shall be entitled to require the Guarantor to undertake the guarantee liability.

The normal repayment date referred to in the previous paragraph refers to the date of principal repayment, interest payment as stipulated in the Master Contract, or the date on which Lender shall pay any amount to Lender as agreed in the said contract. The advance repayment date referred to in the previous paragraph refers to the date proposed by Borrower and as agreed by Lender to make the repayment in advance and the date on which Lender makes a request to Borrower in order to collect the principal and interest of the Lender's right and/or any other amount in advance as per the contract.

Where there is any other real security or guarantee for the principal debts, any right of the Lender under this Contract and the exercise thereof shall not be affected and the Guarantor may not defense against the Lender for the existence of such other real security or guarantee.

Article 6 Term of Guarantee

The Term of Guarantee hereunder shall be two years as from the expiration of the term as specified in Article 2 of this Contract.

During the Term of Guarantee, Lender shall be entitled to require the Guarantor to undertake the guarantee liability, together or separately, for the whole or partial, several or single principal Lender's right.

Article 7 Statute of Limitation of Guarantee Liabilities

If principal Lender's right hasn't been settled, under the condition of joint and several liabilities, Lender requires that the guarantor undertakes the responsibility before the expiration of the term as specified in Article 6 of this Contract. Guarantee liabilities and the statute of limitation begins to run when the guarantor undertakes the guarantee liabilities as per lender's requirement,

Under the circumstance of general guarantee, lender applies to litigation or arbitration before before the expiration of the term as specified in Article 6 of this Contract, Guarantee liabilities and the statute of limitation begins to run when the judgment or verdict comes into effect.

Article 8 Relationship between this Contract and the Master Contract

Provided that the Master Contract contains the Credit Line Agreement/the Credit Master Agreement, where the term for using the credit line/the term of business cooperation therein is extended, it shall be subject to the written consent of Guarantor. Without the consent of Guarantor or provided that Guarantor refuses it, Guarantor shall only undertake the guarantee liability within the maximum amount of the guaranteed Lender's right as stipulated in Article 3 hereof for the principal Lender's right occurred during the original term for using the credit line/the term of business cooperation and the term of guarantee is still the original term.

Change to another content or issues of the Credit Line Agreement/the Credit Master Agreement, and to other single agreement thereunder, or to the single Master Contract has not to be subject to the consent of Guarantor, who shall still undertake the guarantee liability for the changed Master Contract within the maximum amount of the guaranteed Lender's right as stipulated in Article 3 hereof.

Subject to the agreement between Lender and Guarantor through negotiations, the maximum amount of the guaranteed Lender's right as stipulated in Article 3 hereof may be changed in writing.

Where Lender entrusts the whole or partial rights and obligations hereunder to other agency of the Bank of China Limited to fulfill or transfer the principal Lender's right to a third party, it has not to obtain the consent of Guarantor and the guarantee liability of Guarantor shall not be mitigated or exempted thereby.

Article 9 Representation and Warranty

Guarantor A makes the following representation and warranty:

1. Guarantor has the full civil legal capacity and civil conduct capacity;

2. Guarantor fully understands the contents of the Master Contract, and execution and performance of this Contract is based on the true meaning of Guarantor and has obtained legal and effective authorization as per the requirements of by-laws or other legal documents that is binding upon Guarantor;

In case the company acts as the guarantor, please provide with the guarantee which has been approved by Board's meeting or shareholder's meeting as per the memorandum of the company; the memorandum sets limitation on the total guarantee amount and single guarantee amount, the guarantee amount in this Contract hasn't exceed the limitation.

3. Any and all the documents and materials provided by Guarantor A to Lender are accurate, authentic, complete and valid;

4. Guarantor accepts the supervision and examination of Lender on the operating condition, financial status of Guarantor and provides assistance and cooperation;

5. Guarantor fails to conceal the major liability it has undertaken until the date of execution of this Contract to Lender;

6. In the event that a situation happens that may probably affect the financial status of Guarantor and the ability of performing the Contract, including but not limited to division, consolidation, joint operation, Chinese-foreign joint venture, cooperation, contracting, restructuring, system transformation, plan to go public, decrease of registered capital, transfer of major assets or share transfer, assumption of major liabilities, applying for dissolution, being revoked, applying for or being applied for bankruptcy, involvement in material litigation or arbitration, Guarantor shall promptly notify Lender.

Article 9 Authorization of Personal Credit Information

Guarantor hereby authorizes: Lender may inquire about the personal credit report of Guarantor in the personal credit information basic database of the People's Bank of China in the occurrence of any of the following circumstances in relation to Guarantor.

1. To review the personal loan application of Guarantor;

2. To review the personal guarantee application of Guarantor;

3. To conduct after-loan management of the personal loan or guarantee under the name of Guarantor;

4. In order to accept and handle the loan application of a legal person or other entity or the legal person or other entity as a guarantor, it is required to inquire about the credit status of Guarantor as a legal representative or contributor.

Meanwhile, Guarantor authorizes Lender to submit its personal credit information to the personal credit information basic database of the People's Bank of China.

Article 10 Disclosure of Related Party in Guarantor's Group and Related Party Transaction

Both Parties apply to the 1st item hereunder:

1. Guarantor is not belong to the group client indentified by the lender in accordance with Commercial Bank Credit Business Risk Management Guide to Group Client ("Guide" for short).

2. Guarantor belongs to the group client identified by the lender. Guarantor should report to the lender the related party transactions involving over 10% net assets, including the relationship among the transaction parties, transaction item and nature, transaction amount or the proportion accordingly, pricing policies(transactions without amount or only with symbolic amount included) as per the terms specified in Article 17 of this "Guide".

Article 11 Default Events and Handling

The occurrence of any of the following situations shall constitute, or be deemed as, breach of contract by Guarantor under this Contract:

1. failure to fulfill the guarantee responsibility on time pursuant to this Contract;

2. the statement made herein is untrue or violation of the commitments made herein;

3. occurrence of the event as specified in paragraph 6 of Article 8 hereof, which seriously affects Guarantor's financial status and the ability to perform this Contract;

4. Guarantor becoming a person with the restricted civil conduct capacity or without the civil conduct capacity;

5. violation of other provisions in relation to the rights and obligations of the Parties herein;

6. occurrence of a default event under other contract between Guarantor and Lender or other agency of the Bank of China Limited.

In the occurrence of the default event as listed in the above paragraph, Lender shall be entitled to take the following measures, separately or simultaneously, as the case may be:

1. to require Guarantor to correct its breach of contract within the specified time limit;

2.to decrease, suspend or terminate the credit line to Guarantor, wholly or partially;

3.to suspend or terminate the acceptance and handling the business application of Guarantor under other contracts, wholly or partially; to suspend or terminate the grant and handling of the loan, wholly or partially, that has not been granted;

4. to announce the whole or partial principal and interest of Guarantor's loan under other contract and other payables mature immediately;

5. to terminate and rescind this Contract, and other contract, wholly or partially, between Guarantor and Lender;

6. to require Guarantor to compensate the loss caused to Lender due to its breach of contract;

7. subject to prior or post notice, to deduce and allocate the amount in the account opened by Guarantor with Lender to settle the whole or partial debt that Guarantor owes to Lender. The outstanding amount in the account shall be deemed mature in advance. Provided that the currency in the account is different from that used in the business of Lender, the amount shall be calculated by the settlement and sale listed foreign exchange rate that Lender applies in the deduction and collection;

8. other measures as considered necessary by Lender.

Article 12 Reservations of Rights

Either Party's failure to exercise partial or whole right, or failure to require the other Party to fulfill and undertake partial or whole obligation hereunder shall not constitute the Party's waiver of such right or exemption of such obligation and liability.

Any tolerance, extension or delay of either Party in exercising the rights hereunder to the other Party shall not affect any right it shall be entitled in accordance with the law and regulation, nor shall it be deemed as the waiver of such right.

Article 13 Modification, Amendment and Termination

This Contract may be modified or amended in writing subject to the agreement of both Parties through negotiation. Any modification or amendment shall constitute integral part of this Contract.

Unless otherwise stipulated in the law and regulation agreed between the Parties concerned, this Contract shall not be terminated before the rights and obligations hereunder are fully implemented.

Unless otherwise stipulated in the law and regulation agreed between the Parties concerned, invalidity of any clause of this Contract shall not affect the legal force of other clauses hereof.

Article 14 Applicable Law and Settlement of Dispute

This Contract shall be governed by and construed in accordance with the law of the People's Republic of China.

Any dispute and controversy arising from the performance of this Contract may be first settled through negotiations, failing which, the Parties agree to resolve it in the same way identical to the way of settlement of disputes as stipulated in the Master Contract.

During the period of settling the dispute, provided that such dispute will not affect the performance of other provisions hereof, such other provisions shall continue to be performed.

Article 15 Fees

Unless otherwise determined in accordance with the law or agreed by the Parties concerned, any fees arising from the conclusion, performance of this Contract and the settlement of disputes (including the attorney's fees) shall be undertaken by Guarantor.

Article 16 Appendix

The appendix subject to the mutual confirmation of both Parties is integral part of this Contract and has the equal legal force to this Contract.

Article 17 Miscellaneous

1. Without the consent of Lender in writing, Guarantor shall not transfer any right or obligation hereunder to a third party.

2. Provided that Lender needs to entrust other agency of the Bank of China Limited to fulfill the right and obligation hereunder as required for the business needs, Guarantor shall accept it. The said agency of the Bank of China Limited entrusted by Lender shall be entitled to exercise all the rights hereunder and bring a lawsuit to the court with respect to any dispute hereunder or submit it to the arbitration commission for an arbitral award.

3. Provided that other provisions hereof will not be affected, this Contract is legally binding upon the Parties or successor and assignee generated in accordance with the law.

4. Unless otherwise agreed, both Parties designate the domiciles as specified herein as the correspondence and contact addresses and undertakes to promptly notify the other Party in writing where the correspondence and contact address is changed.

5. The headings and name of the business herein are used for the convenience of reference only and shall not be used to interpret the contents of the clauses and the rights and obligations of the party concerned.

Article 18 Effectiveness of Contract

This Contract shall come into effective when it is signed by Guarantor, responsible person of Lender or its authorized signatory together with the company's seal being affixed onto it.

This Contract is in duplicate, with each Party and Borrower holding One copy, all of which shall have the equal legal force.

Guarantor: Zhejiang Changxing Chisen Xinguangyuan Co., Ltd.

Authorized Signatory: /s/

Date: Jan 6, 2011

Lender: Bank of China Ltd. Changxing County Sub-branch (seal)

Authorized Signatory: /s/

Date: Jan 6, 2011

中国银行

最高额保证合同

借款人： 浙江昌盛电气有限公司

保证人： 浙江长兴昌盛新光源有限公司

贷款人： 中国银行股份有限公司长兴县支行

合同编号： 长兴2011人保007

最高额保证合同

编号：长兴2011人保003

保证人：浙江长兴吕山[illegible]有限公司

营业执照号码：33-522000009387

法定代表人/负责人：徐[illegible]

住所地：长兴　　　　邮编：313100

开户金融机构及账号：[illegible]

电话：6029108　　　　传真：6029108

债权人：中国银行股份有限公司长兴支行

法定代表人/负责人：[illegible]

住所地：长兴　　　　邮编：313100

电话：6026438　　　　传真：6029705

为了担保本合同第一条所述主合同项下债务的履行，保证人愿意向债权人提供保证。双方经平等协商订立本合同。除本合同另有约定外本合同中的词语解释依据主合同确定。

第一条　　主合同（本条款为选择性条款，根据实际情况选择填写）

本合同之主合同为：

☐ 债权人与债务人／之间签署的编号为／的☐《授信额度协议》/☐《授信业务总协议》及依据该协议已经和将要签署的单项协议，及其修订或补充，其中约定其属于本合同项下之主合同。

☐ 债权人与债务人浙江吕山电[illegible]有限公司之间自2011年1月6日起至2012年1月6日止签署的借款、贸易融资、保函、资金业务及其它授信业务合同（统称"单笔合同"），及其修订或补充，其中约定其属于本合同项下之主合同。

第二条　　主债权及其发生期间（本条款为选择性条款，根据实际情况选择填写）

除依法另行确定或约定发生期间外，在下列期间内，主合同项下实际发生的债权，构成本合同之主债权：

☐ 自本合同第一条所指《授信额度协议》生效之日至该协议及其修订或补充所规定的授信额度使用期限届满之日。

☐ 自本合同第一条所指《授信业务总协议》生效之日至该协议及其修订或补充所规定的业务合作期限届满之日。

☐ 本合同第一条规定的2011年1月6日起至2012年1月6日。

第三条 被担保最高债权额

1、本合同所担保债权之最高本金余额为：

币 种：人民币。

（大写）壹亿元整。

（小写）¥100000000.00。

2、在本合同第二条所确定的主债权发生期间届满之日，被确定属于本合同之被担保主债权的，则基于该主债权之本金所发生的利息（包括法定利息、约定利息、复利、罚息）、违约金、损害赔偿金、实现债权的费用（包括但不限于诉讼费用、律师费用、公证费用、执行费用等）、因债务人违约而给债权人造成的损失和其他所有应付费用等，也属于被担保债权，其具体金额在其被清偿时确定。

依据上述两款确定的债权金额之和，即为本合同所担保的最高债权额。

第四条 保证方式

本合同保证方式为下列第 1 项：（若未填写则视为选择第1项）

1、连带责任保证。

2、一般保证。

第五条 保证责任的发生

如果债务人在主合同项下的任何正常还款日或提前还款日未按约定向债权人进行清偿，债权人有权要求保证人承担保证责任。

前款所指的正常还款日为主合同中所约定的本金偿还日、利息支付日或债务人依据该等合同约定应向债权人支付任何款项的日期。前款所指的提前还款日为债务人提出的经债权人同意的提前还款日以及债权人依据合同等约定向债务人要求提前收回债权本息及/或其他任何款项的日期。

主债务在本合同之外同时存在其他物的担保或保证的，不影响债权人本合同项下的任何权利及其行使，保证人不得以此抗辩债权人。

第六条 保证期间

本合同项下的保证期间为本合同第二条确定的主债权发生期间届满之日起两年。

在该保证期间内，债权人有权就主债权的全部或部分、多笔或单笔，一并或分别要求保证人承担保证责任。

第七条 保证债务诉讼时效

若主债权未受清偿，在连带责任保证情形下，债权人在本合同第六条规定的保证期间届满之日前要求保证人承担保证责任的，从债权人要求保证人承担保证责任之日起，保证债务开始起算和适用诉讼时效。

在一般保证情形下，债权人在本合同第六条规定的保证期间届满之日前对债务人提起诉

确定的集团客户。

2、保证人属于债权人依据《指引》确定的集团客户。保证人应依据《指引》第十七条规定，及时向债权人报告净资产10%以上关联交易的情况，包括交易各方的关联关系、交易项目和交易性质、交易的金额或相应的比例、定价政策（包括没有金额或只有象征性金额的交易）。

第十一条　违约事件及处理

以下情况之一即构成或视为保证人在本合同项下违约：

1、未按本合同的约定及时履行保证责任；

2、在本合同中所做的声明不真实或违反其在本合同中所做的承诺；

3、发生本合同第九条第6款所述事件，严重影响保证人财务状况和履约能力的；

4、保证人终止营业或者发生解散、撤销或破产事件；

5、违反本合同中关于当事人权利义务的其他约定；

6、保证人在与债权人或中国银行股份有限公司其他机构之间的其他合同项下发生违约事件。

出现前款规定的违约事件时，债权人有权视具体情形分别或同时采取下列措施：

1、要求保证人限期纠正其违约行为；

2、全部、部分调减、中止或终止对保证人的授信额度；

3、全部、部分中止或终止受理保证人在其他合同项下的业务申请；对于尚未发放的贷款、尚未办理的贸易融资，全部、部分中止或终止发放和办理；

4、宣布保证人在其他合同项下尚未偿还的贷款/贸易融资款项本息和其他应付款项全部或部分立即到期；

5、终止、解除本合同，全部或部分终止、解除保证人与债权人之间的其他合同；

6、要求保证人赔偿因其违约而给债权人造成的损失；

7、仅需事先或事后通知，将保证人在债权人开立的账户内的款项扣划以清偿保证人对债权人所负全部或部分债务。账户中的未到期款项视为提前到期。账户币种与债权人业务计价货币不同的，按扣收时债权人适用的结售汇牌价汇率折算；

8、债权人认为必要的其他措施。

第十二条　权利保留

一方若未行使本合同项下部分或全部权利，或未要求另一方履行、承担部分或全部义务、责任，并不构成该方对该权利的放弃或对该义务、责任的豁免。

一方对另一方的任何宽容、展期或者延缓行使本合同项下的权利，均不影响其根据本合同及法律、法规而享有的任何权利，亦不视为其对该权利的放弃。

第十三条　变更、修改与终止

本合同经双方协商一致，可以书面形式进行变更或修改，任何变更或修改均构成本合同

讼或者申请仲裁的，从判决或者仲裁裁决生效之日起，保证债务开始起算和适用诉讼时效。

第八条　本合同与主合同的关系

若主合同包含《授信额度协议》/《授信业务总协议》，对其中的授信额度使用期限/业务合作期限进行延展的，需征得保证人的书面同意。未征得保证人同意或保证人拒绝的，保证人仅对原授信额度使用期限/业务合作期限内发生的主债权，在本合同第三条规定的被担保最高债权额内承担保证责任，保证期间仍为原定期间。

对《授信额度协议》/《授信业务总协议》其它内容或事项的变更，以及对其项下单项协议的变更，或对单笔主合同的变更，无需征得保证人的同意，保证人仍在本合同第三条规定的被担保最高债权额内对变更后的主合同承担保证责任。

经债权人和保证人协商一致，可以书面形式变更本合同第三条规定的被担保最高债权额。

债权人将主合同项下全部或者部分权利义务委托中国银行股份有限公司其它机构履行或者将主债权转让给第三人，无需征得保证人的同意，保证人的保证责任不因此而减少或免除。

第九条　声明与承诺

保证人声明与承诺如下：

1、保证人依法注册并合法存续，具备签订和履行本合同所需的完全民事权利能力和行为能力；

2、保证人完全了解主合同的内容，签署和履行本合同系基于保证人的真实意思表示，已经按照其章程或者其它内部管理文件的要求取得合法、有效的授权。

保证人为公司的，提供该保证，已经按照公司章程的规定由董事会或者股东会、股东大会决议通过；其公司章程对担保的总额及单项担保的数额有限额规定的，本合同项下担保未超过规定的限额。

签署和履行本合同不会违反对保证人有约束力的任何合同、协议或其他法律文件；

3、保证人向债权人提供的所有文件和资料是准确、真实、完整和有效的；

4、保证人接受债权人对保证人生产经营状况、财务状况的监督和检查，并给予协助和配合；

5、保证人未向债权人隐瞒截止本合同签订日已经承担的重大负债；

6、若发生可能影响保证人财务状况和履约能力的情况，包括但不限于进行任何形式的分立、合并、联营、与外商合资、合作、承包经营、重组、改制、计划上市等经营方式的变更，减少注册资本、进行重大资产或股权转让、承担重大负债，解散、撤销、（被）申请破产等，或涉入重大诉讼或仲裁案件，保证人应及时通知债权人。

第十条　保证人所在集团内部关联方及关联交易披露

双方约定适用下述第 / 项条款：

1、保证人不属于债权人依据《商业银行集团客户授信业务风险管理指引》（简称《指引》）

不可分割的组成部分。

除法律、法规另有规定或当事人另有约定外，本合同在其项下权利义务全部履行完毕前不得终止。

除法律、法规另有规定或当事人另有约定外，本合同任何条款的无效均不影响其他条款的法律效力。

第十四条　法律适用与争议解决

本合同适用中华人民共和国法律。

凡因履行本合同而产生的一切争议、纠纷，双方可先通过协商解决。协商不成的，双方同意采用与主合同之约定相同的争议解决方式。

在争议解决期间，若该争议不影响本合同其他条款的履行，则该其他条款应继续履行。

第十五条　费用

除依法另行确定或当事人另有约定外，因本合同订立、履行及争议解决发生的费用（包括律师费用）由保证人承担。

第十六条　附件

经双方共同确认的附件构成本合同不可分割的组成部分，具有与本合同相同的法律效力。

第十七条　其他约定

1、未经债权人书面同意，保证人不得将本合同项下任何权利、义务转让予第三人。

2、若债权人因业务需要须委托中国银行股份有限公司其他机构履行本合同项下权利及义务，保证人对此表示认可。债权人授权的中国银行股份有限公司其他机构有权行使本合同项下全部权利，有权就本合同项下纠纷向法院提起诉讼或提交仲裁机构裁决。

3、在不影响本合同其他约定的情形下，本合同对双方及各自依法产生的承继人和受让人均具有法律约束力。

4、除另有约定外，双方指定本合同载明的住所地为通讯及联系地址，并承诺在通讯及联系地址发生变更时，以书面形式及时通知对方。

5、本合同中的标题和业务名称仅为指代的方便而使用，不得用于对条款内容及当事方权利义务的解释。

第十八条　合同生效

本合同自双方法定代表人、负责人或其授权签字人签署并加盖公章之日生效。

本合同一式 叁 份，双方及债务人各执 1 份，具有同等的法律效力。

保证人：浙江长兴昌盛新光源有限公司　　　　债权人：中国银行股份有限公司________行

有权签字人：　　　　　　　　　　　　　　　有权签字人：

2011 年 1 月 6 日　　　　　　　　　　　　2011 年 1 月 6 日